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                                                                   Exhibit 10.15

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

            This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of February 5, 1997, by and between ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation ("Assignor"), and ANCHOR GLASS ACQUISITION CORPORATION, a Delaware corporation ("Assignee").

                                  WITNESSETH:

            WHEREAS, Assignor has entered into an Asset Purchase Agreement with Consumers Packaging Inc., a corporation organized under the federal laws of Canada ("Consumers"), and Owens-Brockway Glass Container Inc., a Delaware corporation ("OI"), dated as of December 18, 1996 (the "Asset Purchase Agreement") with respect to the sale by Assignor to Consumers and OI of substantially all of the assets of Assignor on the terms and conditions specified in the Asset Purchase Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Asset Purchase Agreement; and

            WHEREAS, as contemplated by the Asset Purchase Agreement, pursuant to an Assignment and Assumption Agreement dated February 5, 1997, Consumers has assigned all of its rights under the Asset Purchase Agreement to Assignee and has caused Assignee to assume all of' the liabilities and obligations of Consumers under the Asset Purchase Agreement; and

            WHEREAS, Assignor has sold, assigned and transferred to Assignee, and Assignee has purchased from Assignor, all of Assignor's right, title and interest in and to the Purchased Assets (other than the OI Assets ) and Assignee has assumed the Assumed Liabilities (other than the OI Assumed Liabilities); and

            WHEREAS, pursuant to Section 9.01(a) of the Asset Purchase Agreement, Consumers agreed to cause Assignee to assume sponsorship of the Seller Defined Benefit Plans, (and assume the liability for any required contributions with respect thereto accrued but not paid as of the Closing Date) and the Seller Defined Contribution Plans, as well as the trusts maintained in connection with such plans; and

            WHEREAS, pursuant to Section 9.01(b) of the Asset Purchase Agreement, Consumers agreed to cause Assignee to assume sponsorship of the Anchor Glass Container Corporation Non-Qualified Additional Credited Service and ERISA Excess Plan and the Diamond Bathhurst, Inc. Preferred Compensation Plan, as well as the "rabbi trust" maintained in connection therewith; and
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      WHEREAS, pursuant to Section 9.02(a) of the Asset Purchase Agreement,
Consumers agreed to cause Assignee to assume sponsorship of certain Employee Plans and Benefit Arrangements;

            NOW, THEREFORE, for and in consideration of the sale of the Purchased Assets (other than the OI Assets) by Assignor to Assignee, the assumption of the Assumed Liabilities (other than the OI Assumed Liabilities) by Assignee and the receipt by Assignor of the Estimated Purchase Price and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor and Assignee hereby agree as follows:

            1. Assumption of Sponsorship. Assignee hereby assumes sponsorship of: (i) the Anchor Glass Container Corporation Service Retirement Plan (the "Service Retirement Plan"), the Pension Plan for Hourly Employees of Latchford Glass Company and Associated Companies, (the "Latchford Hourly Plan") and the Anchor Glass Container Corporation Retirement Plan for Salaried Employees (the "Salaried Employees Plan") (collectively, the "Defined Benefit Plans"); (ii) the Anchor Glass Container Corporation Salaried Savings Plan (the "Salaried Savings Plan") and the Anchor Glass Container Corporation Hourly Employees Supplemental Retirement Plan (the "Hourly Supplemental Retirement Plan") (collectively the "Defined Contribution Plans"); (iii) the Anchor Glass Container Corporation Non-Qualified Additional Credited Service and ERISA Excess Plan and the Diamond Bathhurst, Inc. Preferred Compensation Plan (the "Nonqualified Plans"); (iv) the Anchor Glass Container Corporation Group Insurance Plan for All Employees, including insured health and/or life polices (HMOs Hourly Life Insurance, Salaried Life Insurance, Dependent Life Insurance), self-insured plans (Hourly
Plan: Passive PPO or Comprehensive Major Medical, Dental; Salaried Plan: PPO, Dental), Retiree Benefits (Salaried employees: life insurance, secondary program to medicare or comprehensive medical plan; Hourly (AFGWU): life insurance and medicare supplement program), short-term disability benefits for Hourly and Salaried employees; (v) the Anchor Glass Container Corporation Travel Accident Plan; (vi) the Anchor Glass Container Corporation Long-Term Disability Plan;
(vii) the Anchor Glass Container Corporation Health Care Flexible Spending Account Plan; (viii) the Anchor Glass Container Corporation Dependent Care Flexible Spending Account Plan; (ix) the Anchor Glass Container Corporation Flexible Benefits Plan; (x) the Anchor Glass Container Corporation Medical and Dental Cafeteria Plan; (xi) the Anchor Glass Container Corporation Health Care Flexible Spending Account Plan for AFGWU Hourly Employees; (xii) the Anchor Glass Container Corporation Medical and Dental Cafeteria Plan for AFGWU and GMP Hourly Employees; and (xiii) the Anchor Glass Container Corporation Executive/Key Employee Retention Plan (collectively the "Plans").

            2. Amendment of Plans. Assignor hereby amends the Seller Defined Benefit Plans and the Seller Defined Contribution Plans as follows:

      a)    Effective as of the Closing Date, the definition of "Board" in section 1.15 of the Service Retirement Plan, section 1.06 of the Salaried Employees Plan, section 1.13 of the Latchford Hourly Plan, section 1.09 of the Salaried Savings Plan and section


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            1.07 of the Hourly Supplemental Retirement Plan is amended to provide that "(i) with respect to periods prior to February 5, 1997, "Board" means the Board of Directors of Anchor or any committee of such Board of Directors to whom the Board may delegate any of its powers or functions under the Plan or Trust Agreement, and (ii) with respect to periods on and after February 5, 1997, "Board" means the Board of Directors of Anchor Glass Acquisition Corporation or any committee of such Board of Directors to whom the Board may delegate any of its powers or functions under the Plan or under the Trust Agreement."

      b) Effective as of the Closing Date, the first sentence of the definition of "Employer" in section 1.26 of the Service Retirement Plan, section 1.11 of the Salaried Employees Plan, section 1.21 of the Latchford Hourly Plan, section 1.17 of the Salaried Savings Plan and section 1.15 of the Hourly Supplemental Retirement Plan is amended to provide that "(i) with respect to periods prior to February 5, 1997, "Employer" means Anchor Glass Container Corporation or any other employer who with the consent of the Board adopts this Plan, and (ii) with respect to periods on and after February 5, 1997, "Employer" means Anchor Glass Acquisition Corporation or any other employer who with the consent of the Board adopts this Plan."

            3. Assumption of Liabilities. Assignee hereby assumes and agrees to pay, honor, perform and discharge on the Closing Date all liabilities (other than OI Assumed Liabilities) related to the Plans, including liabilities to the PBGC, which are due and unpaid as of the Closing Date and to pay, honor, perform and discharge when due all liabilities related to the Plans; provided, however, that Assignee does not assume any liability for excise tax, related tax, penalty or interest due to the Internal Revenue Service arising out of the failure of Assignor to contribute to the Defined Benefit Plans.

            4. Excluded Liabilities. Nothing contained herein shall be construed to effect an assignment by Assignor or assumption by Assignee of the Excluded Liabilities.

            5. Other Benefit Plan Obligations. Nothing contained herein shall be construed to limit the obligations of Assignee under the Asset Purchase Agreement, the Collective Bargaining Agreements, applicable law or otherwise with respect to the Employee Plans and Benefit Arrangements assumed hereunder.

            6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.


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            IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first written above.

                              ANCHOR GLASS CONTAINER CORPORATION

                              By:   /s/ Mark A. Kirk
                                    -----------------------------------
                                    Name:   Mark A. Kirk
                                    Title:  Senior Vice President


                              ANCHOR GLASS ACQUISITION CORPORATION



                              By:   /s/ John J. Ghaznavi
                                    -----------------------------------
                                    Name:
                                    Title:



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